UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 26, 2022

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) increased the number of authorized directors from seven to eight and elected Leslie L. Shoemaker to serve as a Class I director with a term expiring at the Company’s 2023 annual meeting of shareholders. Dr. Shoemaker was also appointed to serve on the Nominating & Corporate Governance Committee of the Board.

Dr. Shoemaker is the President of Tetra Tech, Inc. (NASDAQ: TTEK), a leading, global provider of consulting and engineering services in the areas of water, environment, infrastructure, resource management, energy, and international development.  Dr. Shoemaker joined Tetra Tech in 1991 and has served in various technical and operational capacities of increasing responsibility, including Group President, Chief Strategy Officer, and Growth Initiatives Leader. Dr. Shoemaker also serves as Tetra Tech’s Chief Sustainability Officer, designing and leading the Company’s sustainability program. Dr. Shoemaker holds a BA in Mathematics from Hamilton College, an MEng from Cornell University, and a PhD in Agricultural Engineering from the University of Maryland. Dr. Shoemaker was recently elected to the National Academy of Engineering.

As a non-employee director, Dr. Shoemaker will participate in the Company’s non-employee director compensation arrangements as described in the Company’s 2022 annual meeting proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 15, 2021.  In connection with her election to the Board, Dr. Shoemaker received a prorated stock award consisting of 1,952 Deferred Stock Units with a grant date value of $90,202. In addition, it is expected that Dr. Shoemaker will enter into the Company’s standard form of indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2016 and is incorporated herein by reference.

There is no arrangement or understanding between Dr. Shoemaker and any other persons pursuant to which such director was selected as a director nor are there any family relationships between Dr. Shoemaker and any of the Company’s executive officers and directors. In addition, there are no transactions involving the Company and Dr. Shoemaker that are reportable pursuant to Item 404(a) of Regulation S-K.

On April 27, 2022, the Company issued a press release announcing the election of Dr. Shoemaker, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits

(d)                     Exhibits

99.1                   Press Release of Schnitzer Steel Industries, Inc. issued on April 27, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: April 27, 2022	By:	/s/ Peter B. Saba
	Title:	Senior Vice President, General Counsel and Secretary